Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
SEPTEMBER, 1998



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.7629%



        Excess Protection Level
          3 Month Average  5.40%
          September, 1998  4.44%
          August, 1998  6.39%
          July, 1998  5.36%


        Cash Yield                                  17.38%


        Investor Charge Offs                        5.18%


        Base Rate                                   7.76%


        Over 35 Day Delinquency                     5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $ 39,849,511,082.92


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 5,219,716,564.43